RAYTHEON COMPANY

                  7.00% Trust Preferred Security of RC Trust I

                                  ------------

                              REMARKETING AGREEMENT



                                                                        [Date]


[NAME OF REMARKETING AGENT]

Ladies and Gentlemen:

            [Name of Remarketing Agent], a _________________________________
(the "Remarketing Agent"), is undertaking to remarket the 7.00% Trust Preferred Securities, stated liquidation amount $50 per Trust Preferred Security (the "Trust Preferred Securities"), issued by RC Trust I, a statutory business trust created under Delaware law (the "Trust"), pursuant to the Purchase Contract Agreement dated as of May 9, 2001 (the "Purchase Contract Agreement") between Raytheon Company, a Delaware corporation (the "Company"), and The Bank of New York, as purchase contract agent (the "Purchase Contract Agent").

            The Trust Preferred Securities have been issued pursuant to and are governed by, the Amended and Restated Declaration of Trust dated as of May 9, 2001, among the Company, as the sponsor, The Bank of New York, as property trustee (the "Property Trustee"), The Bank of New York (Delaware), as the Delaware Trustee (the "Delaware Trustee") and the regular trustees named therein (the "Regular Trustees"), and the holders from time to time of undivided beneficial ownership interests in the assets of the Trust, (the "Declaration"). Each Trust Preferred Security was issued as part of an equity security unit of the Company (the "Unit") that initially also included a contract (a "Purchase Contract") under which the holder agreed to purchase from the Company, and the Company agreed to sell to the holders, on May 15, 2004, a number of shares (the "Issuable Common Stock") of class B common stock, par value $0.01 per share, of the Company (as such class may be reclassified, with the class A common stock, par value $0.01 per share, of the Company into one new class of common stock of the Company, as set forth in the prospectus contained in the Company's and the Trust's Registration Statement on Form S-3 filed April 6, 2001 under "Description of Our Class A and Class B Common Stock - Reverse/Forward Stock Split" and "--Reclassification of our Existing Two Classes of Common Stock into a Single New Class of Common Stock" equal to the Settlement Rate (as defined in the Purchase Contract Agreement) as set forth in the Purchase Contract Agreement.

            In accordance with the terms of the Purchase Contract Agreement, the Trust Preferred Securities constituting a part of the Units have been pledged by the Purchase Contract Agent, as attorney-in-fact of the holders of the Unit, to Bank One Trust Company, N.A., as collateral agent (the "Collateral Agent"), pursuant to the Pledge Agreement, dated as of May 9, 2001 (the "Pledge Agreement"), among the Company, the Purchase Contract Agent, the Collateral Agent and Bank One Trust Company, N.A., as custodial agent (the "Custodial Agent") and Securities Intermediary ("Securities Intermediary"), to secure the holders' obligation to


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                                                                               2


purchase Common Stock under the Purchase Contracts. Payments on the Trust Preferred Securities are guaranteed (the "Guarantee") by the Company on an unsecured and subordinated basis, pursuant to the Guarantee Agreement dated as of May 9, 2001 (the "Guarantee Agreement") between the Company and The Bank of New York, as guarantee trustee (the "Guarantee Trustee").

            The Trust Preferred Securities and the common securities of the Trust (the "Common Securities" and together with the Trust Preferred Securities, the "Trust Securities") have been issued by the Trust in exchange for the 7.00% Notes due May 15, 2006 of the Company (the "Notes") issued by the Company pursuant to an Indenture dated as of July 3, 1995 (the "Base Indenture"), as supplemented by the First Supplemental Indenture, dated as of May 2, 2000, and as supplemented by a Second Supplemental Indenture dated as of May 9, 2001 ("Supplemental Indenture No. 1," and "Supplemental Indenture No. 2," respectively, and, together with the Base Indenture and all other amendments and supplements thereto in effect on the date hereof, the "Indenture"), in each case, between the Company and The Bank of New York, as indenture trustee (the "Indenture Trustee").

            Capitalized terms that are used and not defined in this Agreement have the meanings set forth in the Terms Agreement dated May 3, 2001 between the Company and the Underwriters named therein, which Terms Agreement incorporates by reference and amends the Underwriting Agreement of the Company regarding Debt Securities (collectively, the "Underwriting Agreement"), as the case may be. The Underwriting Agreement is attached to this Agreement as Annex A.

            Section 1.   Appointment and Obligations of the Remarketing Agent.
            ------------------------------------------------------------------

            (a) The Company, the Purchase Contract Agent and the Trust hereby appoint ____________ as exclusive Remarketing Agent (the "Remarketing Agent") and ________________ hereby accepts appointment as Remarketing Agent, for the purpose of (i) the remarketing ("Remarketing") the Trust Preferred Securities pursuant to the remarketing procedures, as set forth in the Purchase Contract Agreement, the Pledge Agreement and the Declaration, as the case may be (such procedures, the "Remarketing Procedures"), on behalf of the holders thereof and
(ii) performing such other duties as are assigned to the Remarketing Agent in the Remarketing Procedures and the Declaration, all in accordance with and pursuant to the Remarketing Procedures and the Declaration.

            (b) The Remarketing Agent agrees (i) to use commercially reasonable best efforts to remarket the Remarketed Trust Preferred Securities (as defined below) tendered or deemed tendered to the Remarketing Agent in the Remarketing,
(ii) to notify the Company, the Trust, the Depositary and the Indenture Trustee promptly of the Reset Rate (as defined in the Declaration) in accordance with the Declaration and (iii) to establish the Reset Rate and carry out such other duties as are assigned to the Remarketing Agent in the Remarketing Procedures, all in accordance with the provisions of the Remarketing Procedures and the Declaration.

            (c) On the third Business Day immediately preceding February 15, 2004 (the "Remarketing Date"), the Remarketing Agent shall use its commercially reasonable best efforts to remarket, at



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                                                                               3


a price equal to at least 100.25% of the Remarketing Value, the Remarketed Trust Preferred Securities tendered or deemed tendered for purchase.

            (d) If, as a result of the efforts described in Section 1(b), the Remarketing Agent determines that it will be able to remarket all Remarketed Trust Preferred Securities tendered or deemed tendered for purchase at a price of at least 100.25% of the Remarketing Value prior to 4:00 P.M., New York City time, on the Remarketing Date, the Remarketing Agent shall (i) determine the Reset Rate that will enable it to remarket all Remarketed Trust Preferred Securities tendered or deemed tendered for Remarketing, but in no event will the Reset Rate be lower than 7.00% (the initial rate), and (ii) commit to purchase, on a third-day settlement basis, and on the third Business Day following the Remarketing Date (the "Remarketing Date"), shall purchase, the Agent-purchased Treasury Consideration (as defined in the Purchase Contract Agreement).

            (e) If, notwithstanding the efforts described in Section 1(b), the Remarketing Agent cannot remarket the Trust Preferred Securities on the Remarketing Date, the Remarketing Agent will continue to attempt to remarket the Trust Preferred Securities on one or more occasions until the Purchase Contract Date (as defined in the Purchase Contract Agreement) in accordance with the Remarketing Procedures and the Declaration (each such remarketing, the "Subsequent Remarketing"), provided that (i) the notice of any Subsequent Remarketing cannot be given until the Failed Remarketing notice has been published in accordance with the Remarketing Procedures in respect of any immediately proceeding Failed Remarketing and (ii) the Remarketing Date in respect of any Subsequent Remarketing must fall no later than on the Business Day (as defined in the Purchase Contract Agreement) immediately preceding the Purchase Contract Date (as defined in the Purchase Contract Agreement).

            (f) If, by 4:00 P.M., New York City time, on the Remarketing Date (including a Remarketing Date of any Subsequent Remarketing), the Remarketing Agent is unable to remarket all the Trust Preferred Securities subject to the Remarketing as notified to the Remarketing Agent by the Purchase Contract Agent and the Custodial Agent, on or prior to the first Business Day prior to the Remarketing Date (the "Remarketed Trust Preferred Securities") tendered or deemed tendered for purchase, a failed Remarketing ("Failed Remarketing") shall be deemed to have occurred, and the Remarketing Agent shall, on such date, so advise by telephone the Purchase Contract Agent, the Indenture Trustee, the Company, the Trust, the Collateral Agent and the Property Trustee.

            (g) On the third Business Day following the Failed Remarketing, the Remarketing Agent shall remit (i) to the Collateral Agent the Remarketed Trust Preferred Securities comprised of the Pledged Trust Preferred Securities, and
(ii) to the Custodial Agent the balance of the Remarketed Trust Preferred Securities.

            (h) By approximately 4:30 P.M., New York City time, on the Remarketing Date (or any Subsequent Remarketing Date), provided that there has not been a Failed Remarketing, the Remarketing Agent shall advise, by telephone
(i) the Company, the Trust, the Purchase Contract Agent, the Depositary and the Indenture Trustee, of the Reset Rate determined in the Remarketing and the number of Remarketed Trust Preferred Securities remarketed in the Remarketing,
(ii) each purchaser (or the Depositary Participant thereof) purchasing
Preferred Securities sold in the Remarketing of the Reset Rate and the number of Preferred Securities such purchaser is to purchase and (iii) each purchaser to give instructions to its Depositary Participant to pay the purchase price on the Purchase Contract Settlement Date in same day funds against delivery of the Preferred Securities purchased through the facilities of the Depositary.


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                                                                               4


            (i) In accordance with the Depositary's normal procedures, on the Remarketing Date, the transactions described above with respect to each Trust Preferred Security tendered for purchase and remarketed in the Remarketing shall be executed through the Depositary, and the accounts of the respective Depositary participants shall be debited and credited, respectively, and such Trust Preferred Securities delivered by book-entry as necessary to effect purchases and remarketings of such Trust Preferred Securities.

            (j) On the Remarketing Date, the tender and settlement procedures set in this Section 1, including provisions for payment by purchasers of the Trust Preferred Securities in the Remarketing, shall be subject to modification to the extent required by the Depositary or if the book-entry system is no longer available for the Trust Preferred Securities at the time of the Remarketing, to facilitate the tendering and remarketing of the Trust Preferred Securities in certificated form. In addition, the Remarketing Agent may modify the settlement procedures set forth herein in order to facilitate the settlement process.

            (k) On the Remarketing Date, the Remarketing Agent shall remit to the Collateral Agent through the Purchase Contract Agent and the Agent-purchased Treasury Consideration, as defined in the Purchase Contract Agreement.

            (l) On the Remarketing Date, the Remarketing Agent shall retain as a remarketing fee for itself an amount not exceeding 25 basis points (0.25%) of the total proceeds from the sale of the Remarketed Capital Securities. The Remarketing Agent shall (i) use the portion of the proceeds attributable to the Preferred Securities that were components of Equity Securities Units to purchase (in open market or at treasury auction, in its discretion) the amount and types of U.S. Treasury Securities set forth in clauses (A) and (B) of Section 7.13(o) of the Declaration of the definition of "Remarketing Value" (as defined in the Declaration) and shall deliver such securities through the Purchase Contract Agent to the Collateral Agent to secure the obligations under the related purchase contracts of the Holders of Equity Security Units whose Preferred Securities were included in the Remarketing. The Remarketing Agent shall remit the portion of the proceeds attributable to the Preferred Securities that were not components of Equity Security Units to the holders of such Preferred Securities. The Remarketing Agent shall remit any remaining balance of the proceeds, if any, to the Purchase Contract Agent for the benefit of the Holders of Equity Security Units participating in the Remarketing.

            (m) The Remarketing of the Trust Preferred Securities is also provided for in the Purchase Contract Agreement, the Pledge Agreement and the Declaration.

            Section 2. Representations, Warranties and Agreements of the Company and the Trust. The Company and the Trust, jointly and severally, hereby represent, warrant and agree as to itself and as to the Trust that, (i) on and as of the date hereof, (ii) on and as of the date the Prospectus or other Remarketing Materials (each as defined below) are first distributed in connection with the Remarketing (the "Commencement Date"), and (iii) on and as of the Remarketing Date, as follows:

            [(a) IN THE EVENT THAT A REGISTRATION STATEMENT IS NOT REQUIRED INSERT THE FOLLOWING: The Company has provided to the Remarketing Agent, for use in connection with remarketing of the Trust Preferred Securities, a preliminary remarketing memorandum and remarketing memorandum [AND, DESCRIBE OTHER MATERIALS IF ANY]. Such remarketing memorandum (including the documents incorporated or deemed incorporated by reference therein, [AND DESCRIBE OTHER MATERIALS] are hereafter called, collectively, the "Prospectus," and such preliminary marketing memorandum (including the documents incorporated or deemed incorporated by reference therein) is hereafter called a "Preliminary Prospectus"). The Company hereby consents to the use of the Prospectus and the Preliminary Prospectus in connection with the Remarketing.]


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                                                                               5


            [IN THE EVENT THAT A REGISTRATION STATEMENT IS REQUIRED INSERT THE
FOLLOWING: A registration statement (File No. 333-_________) of the Company and the Trust (the "Registration Statement"), including a prospectus, relating to the Remarketing and the Remarketed Trust Preferred Securities, the Notes and the Guarantee (collectively, the "Securities") has been filed under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (the "Securities Act") with the Securities and Exchange Commission (the "Commission") and has become effective. The preliminary prospectus which forms a part of the Registration Statement as first filed pursuant to Rule
424)(b) of the Securities Act and any related Remarketing Materials (as defined below) is referred to herein as the "Preliminary Prospectus," and the final preliminary prospectus which forms a part of the Registration Statement as first filed pursuant to Rule 424)(b) of the Securities Act and any Remarketing Materials is referred to herein as the "Prospectus". Unless the context otherwise requires, following a voluntary or involuntary dissolution, all references herein to the Trust Preferred Securities, shall be deemed to refer to the Notes.

            (b) On the effective date of the Registration Statement, the Registration Statement, including documents incorporated by reference therein at such time, if applicable, conformed in all material respects to the requirements of the Securities Act, the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder ("Trust Indenture Act"), and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to made the statements therein not misleading; and on the date hereof, the Registration Statement, any Preliminary Prospectus (including any Remarketing Materials) and the Prospectus (including any Remarketing Materials) will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act, and neither of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to (i) statements in or omissions from any of such documents based upon written information furnished to the Company by the Remarketing Agent, if any, specifically for use therein or (ii) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act.

            Reference made herein to any Preliminary Prospectus, the Prospectus or any other information furnished by the Company to the Remarketing Agent for distribution to investors in connection with the Remarketing (the "Remarketing Materials") shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, or, in the case of Remarketing Materials, referred to as incorporated by reference therein, and any reference to any amendment or supplement to any Preliminary Prospectus, the Prospectus or the Remarketing Materials shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of such Preliminary Prospectus or the Prospectus incorporated by reference therein pursuant to Item 12 of Form S-3 or, if so incorporated, the Remarketing Materials, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company or the Trust filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the date and time that the Registration Statement, or any post-


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                                                                               6


effective amendment, is declared effective by the Commission, that is incorporated by reference in the Registration Statement.]

            (c) No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission; and no order preventing or suspending the use of the Preliminary Prospectus or the Prospectus has been issued by the Commission.

            (d) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Trust Act") with the trust power and authority to own property and conduct its business as described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument and is not be a party to or bound by any agreement or instrument other than the Purchase Contract Agreement, the Declaration, the Pledge Agreement and this Agreement (the "Trust Agreements") and the other agreements entered into in connection with the transactions contemplated hereby; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Declaration as described in the Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

            (e) Each of the Securities and the Trust Agreements, the Guarantee Agreement and the Indenture (the "Transaction Agreements") has been duly authorized by the Company and the Trust, as the case may be, and conforms or will conform, as the case may be, to the description thereof contained in the Prospectus.

            (f) There are no preemptive or other rights to subscribe for or to purchase, nor is there any restriction on the voting or transfer of, any of the Securities pursuant to the Company's Certificate of Incorporation or by-laws, the Declaration or any agreement or instrument, except as such preemptive or other rights and/or restrictions are expected with respect to the transactions contemplated by the Purchase Contract Agreement, the Pledge Agreement and the Declaration..

            (g) The Units and the Purchase Contracts have been duly executed and delivered by the Company and have been duly and validly issued and outstanding, and constitute valid and binding obligations of the Company entitled to the benefits of the Purchase Contract Agreement and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            (h) The Notes have been duly executed, authenticated, issued and delivered as contemplated by the Indenture against payment of the agreed consideration therefor, have been duly and validly issued and outstanding, and constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors'


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                                                                               7


rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            (i) The Guarantee Agreement has been duly executed, authenticated, issued and delivered and constitutes a valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            (j) The Trust Securities have been validly issued, are fully paid and, in the case of the Trust Preferred Securities, non-assessable, and will conform to the descriptions contained in the Prospectus.

            (k) The unissued shares of Common Stock to be issued and sold by the Company upon settlement of the Purchase Contracts have been reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contracts, will be duly and validly issued, fully paid and non-assessable.

            (l) Each of the Transaction Agreements has been duly authorized by the Company and has been duly executed by the proper officers of the Company and delivered by the Company, and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            (m) The Securities and the Transaction Agreements will conform to the descriptions thereof contained in the Prospectus.

            (n) The Remarketing, the execution, delivery and performance of the Transaction Agreements, the issuance and sale or exchange, as the case may be, of the Securities and the consummation by the Company and the Trust, as the case may be, of the transactions contemplated hereby and thereby (collectively, the "Transactions") has not or will not, as the case may be, (1) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, any of its subsidiaries or the Trust is a party or by which the Company, any of its subsidiaries or the Trust is bound or to which any of the properties or assets of the Company, any of its subsidiaries or the Trust is subject, which would cause a material adverse change in the financial position, shareholders' equity or results of operations of the Company, (2) result in any violation of the provisions of the charter or by-laws (or equivalent organizational documents) of the Company, any of its subsidiaries or the Trust or (3) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries, the Trust or any of their respective properties or assets, which would cause a material adverse change in the financial position, shareholders' equity or results of operations of the Company, and (4) require any material consent, approval, authorization or order of, or filing or registration


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                                                                               8


with, any such court or governmental agency or body for the consummation of the Transaction Agreements or the issuance and sale or exchange of the Securities, as the case may be, except for (a) the registration under the Securities Act of the Securities, (b) the qualification of the Indenture, the Guarantee Agreement and the Declaration under the Trust Indenture Act, and (c) such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the Remarketing.

            Section 3. Fees and Expenses. The Company and the Trust, jointly and severally, covenant and agree with the Remarketing Agent that the Company will pay or cause to be paid the following: (i) the costs incident to the preparation and printing of the Registration Statement, the Preliminary Prospectus, the Prospectus and any Remarketing Materials and any amendments or supplements thereto; (ii) the costs of distributing the Registration Statement, the Preliminary Prospectus, the Prospectus and any Remarketing Materials and any amendments or supplements thereto; (iii) any fees and expenses of qualifying the Remarketed Trust Preferred Securities under the Securities laws of the several jurisdictions as provided in Section 4(g) and of preparing, printing and distributing a Blue Sky memorandum (including related fees and expenses of counsel to the Remarketing Agent); and (iv) all other costs and expenses incident to the performance of the obligations of the Company and the Trust hereunder.

            Section 4. Further Agreements of the Company. The Company and the Trust agree, jointly and severally agree to use their reasonable best efforts:

            (a) To prepare the Registration Statement, the Preliminary Prospectus or the Prospectus, or if none is required, a remarketing memorandum, including any preliminary remarketing memorandum, in each case, in a form approved by the Remarketing Agent, in connection with the Remarketing, and to file any such Prospectus pursuant to the Securities Act within the period required by the Securities Act; to make no further amendment or any supplement to the Registration Statement, the Preliminary Prospectus, Prospectus or the Remarketing Materials which shall be reasonably disapproved by the Remarketing Agent promptly after reasonably notice thereof; to advise the Remarketing Agent, promptly after either of them receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Preliminary Prospectus or the Prospectus or any amended Prospectus has been filed and to furnish the Remarketing Agent with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of Remarketed Trust Preferred Securities; to advise the Remarketing Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or the Remarketing Materials, of the suspension of the qualification of the Remarketed Trust Preferred Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Preliminary Prospectus, the Prospectus or the Remarketing Materials or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or any Prospectus or the Remarketing Materials or suspending any such qualification, to use promptly its best efforts to obtain the withdrawal of such order.


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            (b) To furnish promptly to the Remarketing Agent and to counsel for the Remarketing Agent a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

            (c) Prior to 10:00 a.m. New York City time, on the New York Business Day (as defined in the Purchase Contract Agreement) next succeeding the date of this Agreement and from time to time, to deliver promptly to the Remarketing Agent in New York City such number of the following documents as the Remarketing Agent shall request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, the Declaration, the Purchase Contract Agreement and the Indenture, (ii) the Preliminary Prospectus, the Prospectus and any amended or supplemented Preliminary Prospectus or Prospectus,
(iii) any document incorporated by reference in the Preliminary Prospectus, Prospectus and the Remarketing Materials (excluding exhibits thereto) and (iv) any Remarketing Materials; and, if the delivery of a prospectus is required at any time in connection with the Remarketing and if at such time any event shall have occurred as a result of which the Preliminary Prospectus or Prospectus or the Remarketing Materials as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus or the Remarketing Materials, as applicable, is delivered, not misleading, or if for any other reason it shall be necessary during such same period to amend or supplement the Preliminary Prospectus or Prospectus and the Remarketing Materials or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Remarketing Agent and, upon its request, to file such document and to prepare and furnish without charge to the Remarketing Agent and to any dealer in Securities as many copies as the Remarketing Agent may from time to time request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

            (d) To file promptly with the Commission any amendment to the Registration Statement, the Preliminary Prospectus, or the Prospectus or any supplement to the Preliminary Prospectus or Prospectus that may, in the judgment of the Company or the Remarketing Agent, be required by the Securities Act or requested by the Commission.

            (e) Prior to filing with the Commission (i) any amendment to the Registration Statement or supplement to the Preliminary Prospectus or Prospectus or any document incorporated by reference in the Prospectus or (ii) any Preliminary Prospectus or Prospectus pursuant to Rule 424 of the Securities Act, to furnish a copy thereof to the Remarketing Agent and counsel for the Remarketing Agent; and not to file any such amendment or supplement which shall be disapproved by the Remarketing Agent promptly by reasonable notice.

            (f) To make generally available to securityholders of the Company and of the Trust and to deliver to the Remarketing Agent, as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act (including, at the


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                                                                              10


option of the Company, Rule 158 under the Securities Act); as soon as practicable after the Effective Date of the Registration Statement to make generally available to the Company's securityholders and to deliver to the Remarketing Agent an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158).

            (g) Promptly from time to time to take such action as the Remarketing Agent may reasonably request to qualify the Remarketed Trust Preferred Securities and the obligations of the Company under the Notes and the Guarantee for offering and sale under the Securities laws of such jurisdictions as the Remarketing Agent may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Trust Preferred Securities; provided that in connection therewith, neither the Company nor the Trust shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

            Section 5. Conditions to the Remarketing Agent's Obligations. The obligations of the Remarketing Agent hereunder are subject to the accuracy, on and as of the date when made, of the representations and warranties of the Company and the Trust, jointly and severally, contained herein, to the performance by the Company and the Trust, jointly and severally, of their obligations hereunder and to each of the following additional conditions. The Remarketing Agent may in its sole discretion waive on their behalf compliance with any conditions to its obligations hereunder.

            (a) On the Remarketing Date at 9:30 a.m., New York City time, PriceWaterhouseCoopers LLP, the independent auditors, or another independent accounting firm with nationally recognized reputation, that have audited the consolidated financial statements of the Company, shall have furnished to the Remarketing Agent a letter or letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Remarketing Agent, containing statements and information of the type ordinarily included in accountants' "comfort letters" with respect to certain financial information contained in the Prospectus and in the Remarketing Materials.

            (b) No stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the trustees of the Trust, shall be contemplated by the Commission.

            (c) Subsequent to the execution of this Agreement (i) there shall not have occurred any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Company, the Trust or its subsidiaries which, in the judgment of the Remarketing Agent, materially impairs the investment quality of the Trust Securities, the Notes or the Guarantee; (ii) trading generally shall not have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (iii) trading of any securities of the Company or the Trust shall not have been suspended on any exchange or in any over-the-counter market; (iv) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; (v) no banking moratorium shall have been declared by Federal or New York authorities; and (vi) there shall not have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Remarketing Agent, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical to proceed with completion of the Remarketing.

            (d) The Trust Preferred Securities shall have been duly listed, on the New York Stock Exchange.

            (e) The Company and the Trust shall have complied with the provisions of Section 4(c) hereof with respect to the furnishing of a Prospectus on the New York Business Day next succeeding the date of this Agreement.

            (f) The Remarketing Agent shall have received a certificate, dated the Remarketing Date, of any vice-president and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Remarketing Date, that no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and that, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the business, financial position or results of operations of the Company and its subsidiaries except as set forth or contemplated by the Prospectus or as described in such certificate.

            (g) Thomas D. Hyde, Senior Vice President and General Counsel of the Company, shall have furnished to the Remarketing Agent his written opinion, dated the Remarketing Date, in form and substance reasonably satisfactory to the Remarketing Agent, to the effect that:

                  (i) The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which it owns or leases substantial properties or in which the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company.

                  (ii) The Notes have been duly authorized, executed and delivered by the Company and (assuming due authentication by the Indenture Trustee) constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and are enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (iii) The Trust Preferred Securities have been duly authorized, executed and delivered by the Company and (assuming due authentication by the Property Trustee) constitute valid and binding obligations of the Company entitled to the benefits of the Declaration and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (iv) The Guarantee Agreement has been duly authorized, executed and delivered by the Company and (assuming due authentication by the Guarantee Trustee) constitutes valid and binding obligations of the Company and enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (v) The execution, delivery and performance of the Transaction Agreements and the Remarketing Agreement and the issuance and sale of the Securities and compliance with the terms and provisions thereof did not and will not, as the case may be, result in a breach or violation of any of the terms and provisions of or constitute a default under (a) any order known to such counsel of any governmental agency having jurisdiction over the Company or any of its properties or any agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject, which would cause a material adverse change in the financial position, shareholders' equity or results of operations of the Company or affect the validity of the Securities or the legal authority of the Company to comply with the terms of the Securities or the Transaction Agreements or (B) the Certificate of Incorporation or by-laws of the Company, and the Company has full power and authority to authorize and cause the Preferred Securities to be Remarketed as contemplated by this Agreement.

                  (vi) The unissued shares of Common Stock to be issued and sold by the Company pursuant to the Purchase Contracts have been duly and validly authorized and reserved for issuance and when issued and delivered in accordance with the provisions of the Purchase Contracts, will be duly and validly issued, fully paid and non-assessable.

                  (vii) Each of the Transaction Agreements has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (viii)The Remarketing Agreement has been duly authorized, executed and delivered by the Company.

                  (ix) No authorization, approval or consent of any governmental authority or agency is necessary in connection with the transactions contemplated by the Remarketing Agreement, except such as may be required under the Securities Act and state securities or Blue Sky laws.

                  (x) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any Securities issuable pursuant to the Company's Certificate of Incorporation or by-laws or any agreement or other instrument known to such counsel, except as such preemptive or other rights and/or restrictions are expected with respect to the transactions contemplated by the Purchase Contract Agreement, the Pledge Agreement and the Declaration of Trust.

            In addition, Mr. Hyde shall state that he or others working under his supervision have participated in conferences with officers and other representatives of the Company, outside counsel for the Company, representatives of the independent public accountants for the Company, and the Remarketing Agent, at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although he is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, on the basis of the foregoing and on his ongoing representation of the Company, no facts have come to his attention that lead him to believe that (i) such registration statement, at the time such registration statement became effective, or the Registration Statement, as of the date of this Agreement, or any amendment or supplement to the Registration Statement or the Prospectus, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(ii) that the Prospectus, as of its date and the Remarketing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that he need express no opinion with respect to the financial statements, schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or Prospectus or with respect to the Form T-1.

            Notwithstanding of any of the forgoing, if the securities subject to the Remarketing are the Notes, such counsel shall have furnished to the Remarketing Agent his written opinion, dated the Remarketing Date, in form and substance reasonably satisfactory to the Remarketing Agent, to the effect set forth above, with such modifications as the Remarketing Agent deems appropriate to reflect the fact that such opinion is given in connection with the Remarketing of the Notes.

            (h) Wachtell, Lipton, Rosen & Katz, special counsel the Company, who may rely as to the approval or consent of non-Federal governmental authorities upon the opinion of Thomas D. Hyde, Esq. referred to above, shall have furnished to the Remarketing Agent their written opinion, dated the Remarketing Date, in form and substance reasonably satisfactory to Remarketing Agent, to the effect that:

                  (i) The Securities and the Transaction Agreements conform or will conform in all material respects to the descriptions thereof contained in the Prospectus.

                  (ii) [IF A TAX SECTION IS IN THE PROSPECTUS, INCLUDE THIS PARAGRAPH AND MODIFY AS APPROPRIATE. Based upon current law, the assumptions and facts stated or referred to in the Final Prospectus Supplement (including under the caption "U.S. Federal Income Tax Consequences") and certain representations the Remarketing Agent and Raytheon Company have provided to us and subject to the qualifications and limitations set forth in the Final Prospectus Supplement (including under the caption "U.S. Federal Income Tax Consequences"), the statements set forth in the Final Prospectus Supplement under the caption "U.S. Federal Income Tax Consequences," insofar as they purport to constitute summaries of United States federal income tax laws and regulations or legal conclusions with respect thereto (but not insofar as they relate to expectations, intentions or determinations), constitute accurate summaries of the matters described under such caption in all material respects.]

                  (iii) The Second Supplemental Indenture, the Declaration and the Guarantee Agreement have been duly qualified under the Trust Indenture Act.

                  (iv) The Registration Statement has become effective under the Securities Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated.

                  (v) The Registration Statements, relating to the Securities, as of its effective date, the Registration Statement and the Prospectus, as of the date of this Agreement, and each amendment or supplement thereto, as of their respective effective or mailing dates (but excluding the financial statements and schedules and other financial and statistical data and the Form T-1 included or incorporated by reference therein, as to which such counsel need express no opinion) complied as to form in all material respects with the Securities Act, the Trust Indenture Act and the Exchange Act, as applicable.

                  (vi) Such counsel do not know of any legal or governmental proceedings required to be described in the Prospectus which are not described as required, nor of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

                  (vii) No authorization, approval or consent of any governmental authority or agency is necessary in connection with the transactions contemplated by the Remarketing Agreement, except such as may be required under the Securities Act and state securities Blue Sky Laws.

                  (viii) The provisions of the Pledge Agreement created in favor of the Collateral Agent for the benefit of the Company, a valid security interest under the

      Uniform Commercial Code as in effect on the date of such opinion in the State of New York (the "New York UCC") in the Pledged Preferred Securities, Pledged Subordinated Note, Applicable Ownership Interests (as specified in clause (A) of the definition thereof in the Declaration) of the Treasury Portfolio and Pledged Treasury Securities, as defined in Declaration, from time to time credited to the Collateral Account in accordance with the Pledge Agreement. For purposes of such counsel's opinion, capitalized terms used in this paragraph shall have the meanings ascribed to such terms in the Pledge Agreement.

            (i) Richards, Layton & Finger, P.A. shall have furnished to the Remarketing Agent its written opinion, as special Delaware counsel to the Company and the Trust, addressed to the Remarketing Agent and dated such Remarketing Date, in form and substance satisfactory to the Remarketing Agent, to the effect that:

                  (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Trust Act. Under the Delaware Business Trust Act and the Declaration, the Trust has the trust power and authority to own property and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Trust Securities.

                  (ii) The Common Securities have been duly authorized by the Declaration and are fully paid undivided beneficial interests in the assets of the Trust (such counsel may note that the holders of Common Securities will be subject to the withholding provisions of the Declaration, will be required to make payment or provide indemnity or security as set forth in the Declaration and will be liable for the debts and obligations of the Trust to the extent provided in the Declaration); under the Delaware Business Trust Act and the Declaration, the issuance of the Common Securities is not subject to preemptive rights.

                  (iii) The Trust Preferred Securities have been duly authorized by the Declaration and have been validly issued and (subject to the terms in this paragraph) are fully paid and are non-assessable undivided beneficial interests in the assets of the Trust, the holders of the Trust Preferred Securities are entitled to the benefits of the Declaration (subject to the limitations set forth in clause (v) below) and will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware (such counsel may note that the holders of Trust Preferred Securities will be subject to the withholding provisions of the Declaration and will be required to make payment or provide indemnity or security as set forth in the Declaration); under the Delaware Business Trust Act and the Declaration, the issuance of the Trust Preferred Securities is not subject to preemptive rights.

                  (iv) Assuming the Declaration has been duly authorized by the Company and has been duly executed and delivered by the Company and the Regular Trustees, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee, the Declaration constitutes a valid and binding obligation of the Company and the Regular Trustees, and is enforceable against the

      Company and the Regular Trustees, in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                  (v) The issuance by the Trust of the Trust Securities in exchange for the Notes and the consummation by the Trust of the transactions contemplated by the Remarketing Agreement do not violate any of the provisions of the Certificate of Trust or the Declaration or any applicable Delaware law or administrative regulation.

                  (vi) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware Trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State of Delaware) or employees in the state of Delaware, no filing with, or authorization, approval consent, license, order, registration, qualification or decree of, or with any Delaware court or Delaware governmental authority or agency (other than as may be required under the securities or blue sky laws of the state of Delaware, as to which such counsel need express no opinion) is necessary or required to be obtained by the Trust solely in connection with the due authorization, execution and delivery by the Trust of the Remarketing Agreement or the offering, issuance, exchange or delivery of the Trust Preferred Securities.

            (j) Emmet Marvin & Marvin shall have furnished to the Remarketing Agent its written opinion, as counsel to The Bank of New York, as Property Trustee, Guarantee Trustee and Indenture Trustee, addressed to the Remarketing Agent and dated the Remarketing Date, in form and substance satisfactory to the Remarketing Agent, to the effect that:

                  (i) Each of the Property Trustee, the Guarantee Trustee and the Indenture Trustee, is duly incorporated as a New York banking corporation with all necessary power and authority to execute and deliver and perform their respective obligations under the terms of the Declaration and the Guarantee Agreement.

                  (ii) The execution, delivery and performance by the Property Trustee of the Declaration, the execution, delivery and performance by the Guarantee Trustee of the Guarantee Agreement and the execution, delivery and performance by the Indenture Trustee of the Indenture have been duly authorized by all necessary corporate action on the part of the Property Trustee, the Guarantee Trustee and the Indenture Trustee, respectively. The Declaration has been duly executed and delivered by the Property Trustee, the Guarantee Agreement has been duly executed and delivered by the Guarantee Trustee and the Indenture has been duly executed and delivered by the Indenture Trustee, and each constitutes the valid and binding agreement of the Property Trustee, the Guarantee Trustee and the Indenture Trustee, respectively, enforceable against the Property Trustee, the Guarantee Trustee and the Indenture Trustee, respectively, in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (iii) The execution, delivery and performance of the Declaration, the Guarantee Agreement and the Indenture by the Property Trustee, the Guarantee Trustee and the Indenture Trustee, respectively, do not conflict with or constitute a breach of the charter or by-laws of the Property Trustee, the Guarantee Trustee and the Indenture Trustee, respectively.

                  (iv) No consent, approval or authorization of, or registration with or notice to, any New York or federal banking authority is required for the execution, delivery or performance by the Property Trustee, the Guarantee Trustee and the Indenture Trustee of the Declaration and the Guarantee Agreement, respectively.

            (k) Richards, Layton & Finger, P.A. shall have furnished to the Remarketing Agent its written opinion, with respect to The Bank of New York (Delaware), as Delaware Trustee, addressed to the Remarketing Agent and dated such Remarketing Date, in form and substance satisfactory to the Remarketing Agent, to the effect that:

                  (i) The Delaware Trustee has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of Delaware with all necessary corporate power and authority to execute and deliver, and to carry out and perform its obligations under, the terms of the Declaration.

                  (ii) The execution, delivery and performance by the Delaware Trustee of the Declaration have been duly authorized by all necessary corporate action on the part of the Delaware Trustee. The Declaration constitutes the valid and binding agreement of the Delaware Trustee, and is enforceable against the Delaware Trustee, in accordance with its terms, subject to bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                  (iii) The execution, delivery and performance of the Declaration by the Delaware Trustee do not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee.

                  (iv) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of the Declaration.

            (l) Emmet Marvin & Marvin shall have furnished to the Remarketing Agent its written opinion, as counsel to The Bank of New York, as Purchase Contract Agent, addressed to the Remarketing Agent and dated such Remarketing Date, in form and substance satisfactory to the Remarketing Agent, to the effect that:

                  (i) The Purchase Contract Agent is duly incorporated as a New York banking corporation with all necessary power and authority to execute, deliver and perform its obligations under the Purchase Contract Agreement and the Pledge Agreement.

                  (ii) The execution, delivery and performance by the Purchase Contract Agent of the Purchase Contract Agreement and the Pledge Agreement, and the authentication and delivery of the Units have been duly authorized by all necessary corporate action on the part of the Purchase Contract Agent. The Purchase Contract Agreement and the Pledge Agreement have been duly executed and delivered by the Purchase Contract Agent, and constitute the valid and binding agreements of the Purchase Contract Agent, enforceable against the Purchase Contract Agent in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (iii) The execution, delivery and performance of the Purchase Contract Agreement and the Pledge Agreement by the Purchase Contract Agent does not conflict with or constitute a breach of the charter or by-laws of the Purchase Contract Agent.

                  (iv) No consent, approval or authorization of, or registration with or notice to, any state or federal governmental authority or agency is required for the execution, delivery or performance by the Purchase Contract Agent of the Purchase Contract Agreement and the Pledge Agreement.

            Notwithstanding of any of the foregoing, if the Securities subject to the Remarketing are the Notes, such counsel shall have furnished to the Remarketing Agent their written opinion, dated the Remarketing Date, in form and substance reasonably satisfactory to the Remarketing Agent, to the effect set forth above, with such modifications as the Remarketing Agent deems appropriate to reflect the fact that such opinion is given in connection with the Remarketing of the Notes.

            (m) The Law Department of Bank One Corporation shall have furnished to the Remarketing Agent its written opinion, as counsel to Bank One Trust Company, N.A., as Collateral Agent, Custodial Agent and Securities Intermediary, addressed to the Remarketing Agent and dated such Remarketing Date, in form and substance satisfactory to the Remarketing Agent, to the effect that:

                  (i) Each of the Collateral Agent, Custodial Agent and Securities Intermediary is duly incorporated as a New York banking corporation with all necessary power and authority to execute, deliver and perform its obligations under the Pledge Agreement.

                  (ii) The execution, delivery and performance by the Purchase Contract Agent of the Purchase Contract Agreement and the Pledge Agreement, and the authentication and delivery of the Units have been duly authorized by all necessary corporate action on the part of the Purchase Contract Agent. The Purchase Contract Agreement and the Pledge Agreement have been duly executed and delivered by the Purchase Contract Agent, and constitute the valid and binding agreements of the Purchase Contract Agent, enforceable against the Purchase Contract Agent in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (iii) The execution, delivery and performance of the Purchase Contract Agreement and the Pledge Agreement by the Purchase Contract Agent does not conflict with or constitute a breach of the charter or by-laws of the Purchase Contract Agent.

                  (iv) No consent, approval or authorization of, or registration with or notice to, any state or federal governmental authority or agency is required for the execution, delivery or performance by the Purchase Contract Agent of the Purchase Contract Agreement and the Pledge Agreement.

            Notwithstanding of any of the foregoing, if the Securities subject to the Remarketing are the Notes, such counsel shall have furnished to the Remarketing Agent their written opinion, dated the Remarketing Date, in form and substance reasonably satisfactory to the Remarketing Agent, to the effect set forth above, with such modifications as the Remarketing Agent deems appropriate to reflect the fact that such opinion is given in connection with the Remarketing of the Notes.

            (n) The Trust and the Company will furnish the Remarketing Agent with such conformed copies of such opinions, certificates, letters and documents as the Remarketing Agent may reasonably request.

            (o) Simpson Thacher & Bartlett counsel for the Remarketing Agent, shall have furnished to the Remarketing Agent such written opinion or opinions dated the Remarketing Date, with respect to the validity of the Securities, the Registration Statement, the Prospectus and other related matters as the Remarketing Agent may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

            (p) The Remarketing Agent shall have received a certificate, dated the Remarketing Date, of any vice-president and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Remarketing Date, that no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the

Commission and that, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the business, financial position or results of operations of the Company and its subsidiaries except as set forth or contemplated by the Prospectus or as described in such certificate.

            All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Remarketing Agent.

            Section 6. Indemnification and Contribution. Section 6 of the Underwriting Agreement is hereby incorporated by reference into this Agreement and is hereby amended as follows:

            (a) The phrase "The Company" in the first clause of the first sentence of Section 6(a) is replaced by the phrase "The Company and the Trust, jointly and severally"; and the phrase "the Company" in the three places it appears in the proviso of Section 6(a) and in Sections 6(b), (d) and (e) is replaced by the phrase "the Company and the Trust."

            (b) The phrase "each Underwriter", "such Underwriter", "any Underwriter", "any Underwriter through the Representatives", "the
Representatives" or any phrases with correlative meaning are replaced by the phrase "the Remarketing Agent."

            (c) For purposes of this Section, the phrase "the Prospectus" is replaced with the phrase "the Prospectus and the Remarketing Materials, as the case may be".

            (d) The second sentence of paragraph (d) of Section 6 is replaced by the following sentence: "The relative benefits received by the Company on the one hand and the Remarketing Agent on the other shall be deemed to be in the same proportion as the aggregate stated liquidation amount (if the remarketed securities are the Trust Preferred Securities) or the aggregate principal amount (if the remarketed securities are the Notes) of the remarketed Securities bear to the remarketing fees received by the Remarketing Agent from the Company under this Agreement."

            (e) The fourth sentence of paragraph (d) of Section 6 is replaced by the following sentence: "Notwithstanding the provisions of this subsection (d), the Remarketing Agent shall not be required to contribute any amount in excess of the amount by which the aggregate stated liquidation amount (if the remarketed securities are the Trust Preferred Securities) or aggregate principal amount if the remarketed securities are the Notes) of the remarketed securities exceeds the amount of any damages which the Remarketing Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission."

            Section 7. Resignation and Removal of the Remarketing Agent. The Remarketing Agent may resign and be discharged from its duties and obligations hereunder by giving 60 days' prior written notice to the Company, the Depositary and the Indenture Trustee. The Company may remove the Remarketing Agent by giving 60 days' prior written notice to the removed Remarketing Agent, the Depositary and the Indenture Trustee upon any of (i) the Remarketing Agent becomes involved as a debtor in a bankruptcy, insolvency or similar


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                                                                              21


proceeding; (ii) the Remarketing Agent shall be subject to one or more legal restrictions preventing the performance of its obligations hereunder; or (iv) the Remarketing Agent shall determine that (A) there has been an occurrence of a material adverse change of the kind described under Section 5(b) or (B) using its commercially reasonable efforts, the Remarketing Agent would be unable to consummate the Remarketing on the terms and in the manner contemplated in the Prospectus and the Remarketing Materials.

            Notwithstanding any other provision in this Section 7, no such resignation nor any such removal shall become effective until the Company shall have appointed at least one nationally recognized broker-dealer as successor Remarketing Agent and such successor Remarketing Agent shall have entered into a remarketing agreement with the Company, in which it shall have agreed to conduct the Remarketing in accordance with the Remarketing Procedures. The provisions of Sections 3, 6, and 7 shall survive the resignation or removal of any Remarketing Agent pursuant to this Agreement.

            Section 8. Dealing in the Remarketed Trust Preferred Securities. The Remarketing Agent, when acting as a Remarketing Agent or in its individual or any other capacity, may, to the extent permitted by law, buy, sell, hold and deal in any of the Remarketed Trust Preferred Securities. The Remarketing Agent may exercise any vote or join in any action which any beneficial owner of Remarketed Trust Preferred Securities may be entitled to exercise or take pursuant to the Purchase Contract Agreement, the Declaration or the Indenture with like effect as if it did not act in any capacity hereunder. The Remarketing Agent, in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company or the Trust as freely as if it did not act in any capacity hereunder.

            Section 9. Remarketing Agent's Performance; Duty of Care; Supervising Obligations. The duties and obligations of the Remarketing Agent shall be determined solely by the express provisions of this Agreement, the Purchase Contract Agreement and the Declaration. No implied covenants or obligations of or against the Remarketing Agent shall be read into this Agreement, the Purchase Contract Agreement or the Declaration. In the absence of bad faith on the part of the Remarketing Agent, the Remarketing Agent may conclusively rely upon any document furnished to it, which purports to conform to the requirements of this Agreement, the Purchase Contract Agreement or the Declaration as to the truth of the statements expressed in any of such documents. The Remarketing Agent shall be protected in acting upon any document or communication reasonably believed by it to have been signed, presented or made by the proper party or parties. The Remarketing Agent, acting under this Agreement, shall incur no liability to the Company or to any holder of Remarketed Trust Preferred Securities in its individual capacity or as Remarketing Agent for any action or failure to act, on its part in connection with a Remarketing or otherwise, except if such liability is judicially determined to have resulted from the bad faith or willful misconduct on its part. The Remarketing Agent may, but shall not be obligated to purchase Remarketed Trust Preferred Securities for its own account. If at any time during the term of this Agreement, any Event of Default under the Indenture or the Declaration, or any event that with the passage of time or the giving of notice or both would become on Event of Default under the Indenture or the Declaration, has occurred and is continuing under the Indenture or the Declaration, then the obligations and duties of the Remarketing Agent under this Agreement shall be suspended until such default or event has been cured. The Company will cause the Indenture Trustee, the Purchase Contract Agent and the Regular Trustees to give the Remarketing Agent notice of all such defaults and events of which such trustee, agent or administrator is aware.

            Section 10. Termination. This Agreement shall terminate as to the Remarketing Agent on the effective date of the resignation or removal of the Remarketing Agent pursuant to Section 7. In addition, the obligations of the Remarketing Agent hereunder may be terminated by it by notice given to the Company prior to 10:00 a.m., New York City time, on the Remarketing Date if, prior to that time, any of the events described in Sections [5(m), (n) and (__)] shall have occurred.

            Section 11. Notices. Except as otherwise stated herein, all statements, requests, notices and agreements hereunder shall be in writing, as follows:

            (a) if to the Remarketing Agent shall be delivered or sent by mail or facsimile transmission to ___________;

            (b) if to the Company shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary;

            (c) if to the Trust shall be delivered or sent by mail or facsimile transmission to: _________;

            (d) if the Property Trustee shall be delivered or sent by mail; or facsimile transmission to __________;

            (e) if to the Indenture Trustee shall be delivered or sent by mail or facsimile transmission to __________; and

            (f) if to the Collateral Agent or the Custodial Agent shall be delivered or sent by mail or facsimile transmission to . ------------------

            Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

            Section 12. Benefit of Agreement. This Agreement shall be binding upon, and inure solely to the benefit of, the Remarketing Agent, the Company to the extent provided in Sections 6 hereof, the officers and directors of the Company and each person who controls the Company, or the Remarketing Agent, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser or any of the Trust Preferred Securities from the Remarketing Agent shall be deemed a successor or assign by reason merely of such purchase.

            Section 13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

            Section 14. Jurisdiction. The Company hereby submits to the nonexclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

            Section 15. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

            Section 16. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

            Section 17. Entire Agreement. This Agreement, the Purchase Contract Agreement, the Pledge Agreement and the Declaration constitute the only agreements relating to the matters stated herein and therein with respect to Remarketing.

            If the foregoing correctly sets forth the agreement among the Company, the Purchase Contract Agent and the Remarketing Agent, please indicate your acceptance in the space provided for that purpose below.

                                    Very truly yours,

                                    RAYTHEON COMPANY


                                    By:________________________________
                                       Name:
                                       Title:


                                    THE BANK OF NEW YORK
                                    as Purchase Contract Agent


                                    By:________________________________
                                       Name:
                                       Title:


Accepted:

[NAME OF REMARKETING AGENT]


By:______________________________
     Authorized Representative

                                                                         ANNEX A



                             Underwriting Agreement



                                   [attached]